FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2024
GET THE LATEST NEWS AND INFORMATION
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Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP will begin in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock, unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Equities continued to rally in the first half of 2024, supported by the resilient economy and driven by stocks tied to artificial intelligence (AI). Almost 60% of the S&P 500 Index’s gain was driven by five stocks—NVIDIA, Microsoft, Amazon, Meta Platforms, and Apple—and the valuation spread between AI-related stocks and the rest of the Index continued to widen. While that does continue to drive concern about the market’s breadth, these are fundamentally some of the world’s best companies, growing rapidly and generating significant cash flows, which they are both reinvesting and returning to shareholders.
“Our Fund posted a 15.8% return on net asset value, outperforming the S&P 500 for the six-month period. Over the last 12 months, the Fund returned 27.5% vs. the S&P 500’s return of 24.6%.”

The stock market continues to discount the possibility of an economic soft landing, backed by continuing strength from the U.S. consumer and some stronger-than-expected economic data from Europe. This is tempered by occasional signs of slowing activity from other economic data. Inflation remains a big story, with the cumulative effect of high prices continuing to fuel concerns about both consumer outlooks and corporate earnings. While the U.S. Federal Reserve maintained interest rates in the first half of 2024, it continues to consider the possibility of rate cuts later in the year.
The S&P 500 advanced 15.3% in the first half of 2024, and though the average stock gained only 5.0%, 10 of 11 Index sectors were positive, led by Information Technology and Communication Services. Financials, Energy, and Utilities rounded out the top five, highlighting a combination of defensive sentiment and stocks that benefited from the AI trend. For example, Utilities stocks with more exposure to power generation rallied amid expectations for rising electricity demand, powered by AI data centers. The only declining sector was Real Estate. Our Fund posted a 15.8% return on net asset value, outperforming the S&P 500 for the six-month period. Over the last 12 months, the Fund returned 27.5% versus the S&P 500’s return of 24.6%.
Most sectors contributed to our relative performance versus the S&P 500 in the first half of the year. The Information Technology and Consumer Staples sectors were the leaders, but there were positive contributions from the Energy, Industrials, Consumer Discretionary, Communication Services, and Health Care sectors as well. Financials and Real Estate were the biggest detractors from relative performance.
The Fund’s Information Technology holdings advanced 30.6%, compared to 28.2% for the sector in the Index. Our positions in semiconductor stocks NVIDIA and Micron Technology were key contributors. While NVIDIA has rightfully garnered much of the attention surrounding demand for AI-driven processing power, the memory chips produced by Micron also play a significant role.

Letter to Shareholders (continued)

Expectations for increased demand for their chips drove Micron’s stock price up more than 50%, making it the second-best performing stock in the sector. Late in the first half, we added to the Fund’s position in Apple, as we anticipate that the introduction of AI-enabled phones will drive strong replacement demand into 2025. While our holdings with demonstrated AI benefits drove outperformance, many of our software and IT services holdings, where the contributions from AI have been less clear, detracted from performance in the first six months of the year.
Consumer Staples was the second biggest contributor to the Fund’s relative performance. Our holdings in Walmart and Colgate-Palmolive were the largest contributors to the Fund. Walmart was the best performing stock in the sector, rising 29.7%, as the company’s value proposition continues to resonate with consumers in the current inflationary environment. A lack of exposure to food stocks was a significant benefit as well, with reported results failing to keep up with changes in inflation.
Conversely, our Financials holdings posted a 6.8% return in the first half, compared to 10.2% within the S&P 500, and were the biggest detractor from relative performance. The sector was bifurcated, with banks and property & casualty (P&C) insurance providing leadership, which is a unique combination. Typically, bank stocks tend to outperform during periods of economic strength while P&C stocks do well in a weaker economy. Bank performance was an area of strength for the Fund, driven by our holdings in JPMorgan Chase and Bank of America; however, our limited P&C exposure had a negative impact on our returns. Earnings shortfalls were the primary reason for of our relative underperformance in the sector, including slower-than-expected demand recovery at Visa and weaker capital markets activity for Morgan Stanley and S&P Global, Inc.
For the six months ended June 30, 2024, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 15.8%. This compares to a 15.3% total return for the S&P 500 and a 14.1% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 22.0%.
For the twelve months ended June 30, 2024, the Fund’s total return on NAV was 27.5%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 24.6% and 23.2%, respectively. The Fund’s total return on market price was 37.6%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $12.4 million, or $.10 per share. On July 18, 2024, an additional distribution of  $.44 per share was declared for payment on August 30, 2024, in newly issued shares unless shareholders elect to receive cash. This most recent declaration marks the initial payment under the Fund’s Managed Distribution Policy announced during the second quarter to pay at least 2% of average NAV each quarter.
As we head into the second half of 2024, we take heart in the strength of corporate earnings and the U.S. economy’s resilience. Inflation remains a concern, as witnessed by a consumer that continues to have to make choices –

Letter to Shareholders (continued)

from the gas pump to the grocery store – as credit card balances and delinquency rates show signs of increasing. Still, one could argue that some of these worrisome data points have marked a return to pre-pandemic levels, potentially showing more signs of normalization than a significant slowdown and/or a forthcoming recession.
The biggest risk going forward, in our view, would be a meaningful rise in interest rates, whether driven by resurgent inflation fears or by the need to attract investors to buy government bonds. The latter reason, which is likely to grow in significance over the coming years, seems less likely to impact rates in the near term. The election in November, with its starker-than-usual choice of Presidential candidates, has the potential to impact investor sentiment. Geopolitical risk factors, including the ongoing conflicts in Ukraine and the Middle East, and narrow stock market leadership add additional layers of uncertainty. Against this backdrop of questions and concerns, we will keep our focus on managing risk, and continue to seek long-term investing success by finding opportunities through high-quality, fundamentally strong companies at attractive prices.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
July 18, 2024

Portfolio Highlights

June 30, 2024
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$234,738,140	8.0%
Apple Inc.	212,747,262	7.2
NVIDIA Corporation	199,022,940	6.8
Amazon.com, Inc.	132,298,950	4.5
Alphabet Inc. Class A	129,253,640	4.4
Meta Platforms, Inc. Class A	74,977,514	2.6
JPMorgan Chase & Co.	61,560,460	2.1
Eli Lilly and Company	57,553,196	2.0
Adams Natural Resources Fund, Inc.*	51,629,734	1.8
Visa Inc. Class A	51,223,908	1.7
	$1,205,005,744	41.1%

*
Non-controlled affiliated closed-end fund

Sector Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2024
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,574,621,102)	$2,879,456,980
Non-controlled affiliate (cost $33,970,033)	51,629,734
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $8,493,986)	8,493,296	$2,940,046,010
Cash		254,408
Dividends receivable		860,097
Prepaid expenses and other assets		4,396,057
Total Assets		2,945,556,572

Liabilities
Due to officers and directors (note 8)		2,345,857
Accrued expenses and other liabilities		4,866,570
Total Liabilities		7,212,427
Net Assets		$2,938,344,145

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 124,051,735 shares (includes 24,118 deferred stock units) (note 7)		$124,052
Additional capital surplus		1,498,702,084
Total distributable earnings (loss)		1,439,518,009
Net Assets Applicable to Common Stock		$2,938,344,145
Net Asset Value Per Share of Common Stock		$23.69

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2024
(unaudited)
Investment Income
Income:
Dividends (includes $415,487 from affiliates and net of $35 in foreign taxes)	$15,688,218
Other income	613,888
Total Income	16,302,106
Expenses:
Investment research compensation and benefits	4,046,118
Administration and operations compensation and benefits	1,672,784
Occupancy and other office expenses	451,632
Investment data services	391,859
Directors’ compensation	209,500
Shareholder reports and communications	573,977
Transfer agent, custody, and listing fees	193,375
Accounting, recordkeeping, and other professional fees	215,601
Insurance	142,798
Audit and tax services	77,064
Legal services	513,871
Total Expenses	8,488,579
Net Investment Income	7,813,527

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	118,582,706
Net realized gain (loss) on total return swap agreements	1,661,470
Net realized gain distributed by non-controlled affiliate	21,868
Change in unrealized appreciation on investments (includes $6,516,587 from affiliates)	272,274,510
Net Gain (Loss)	392,540,554
Change in Net Assets from Operations	$400,354,081
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2024	Year Ended December 31, 2023
From Operations:
Net investment income	$7,813,527	$21,016,306
Net realized gain (loss)	120,266,044	138,684,371
Change in unrealized appreciation	272,274,510	393,221,060
Change in Net Assets from Operations	400,354,081	552,921,737

Distributions to Shareholders from:
Total distributable earnings	(12,405,166)	(157,056,009)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	1,880	55,202,886
Cost of shares purchased (note 5)	—	(1,412,997)
Change in Net Assets from Capital Share Transactions	1,880	53,789,889
Total Change in Net Assets	387,950,795	449,655,617

Net Assets:
Beginning of period	2,550,393,350	2,100,737,733
End of period	$2,938,344,145	$2,550,393,350
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8.6% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2024, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) whereby it seeks to pay quarterly distributions based on an annual rate of 8% of the Fund’s average net asset value. Average net asset value is based on the average of the previous four quarter-end net

Notes to Financial Statements (continued)

asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2024, shared expenses totaled $10,594,786, of which $2,105,473 and $734 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2024.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Notes to Financial Statements (continued)

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2024, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,931,086,714	$—	$—	$2,931,086,714
Other investments	—	—	466,000	466,000
Short-term investments	8,493,296	—	—	8,493,296
Total investments	$2,939,580,010	$—	$466,000	$2,940,046,010

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2023				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2024				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2024, the identified cost of securities for federal income tax purposes was $1,617,715,687 and net unrealized appreciation aggregated $1,322,330,323, consisting of gross unrealized appreciation of $1,359,052,472 and gross unrealized depreciation of $36,722,149.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.

Notes to Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2024 were $941,226,235 and $935,558,724, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2024, there were no open total return swap agreements. During the six months ended June 30, 2024 , the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $3,621,219 and $(3,643,484), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2024, there were no securities pledged as collateral and no cash collateral was held by the Fund.

Notes to Financial Statements (continued)

5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2024, the Fund issued 96 shares of its Common Stock at a weighted average price of $19.79 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
On December 20, 2023, the Fund issued 3,238,427 shares of its Common Stock at a price of $17.02 per share (the average market price on December 6, 2023) to shareholders of record November 20, 2023, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2023, the Fund issued 5,162 shares of Common Stock at a weighted average price of $16.43 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2024 and 2023 were as follows:
	Shares		Amount
	Six months ended June 30, 2024	Year ended December 31, 2023	Six months ended June 30, 2024	Year ended December 31, 2023
Shares issued in payment of distributions	96	3,243,589	$1,880	$55,202,886
Shares purchased (at a weighted average discount from net asset value of 15.8% in 2023)	—	(92,434)	—	(1,412,997)
Net change	96	3,151,155	$1,880	$53,789,889
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2024, the Fund recorded matching contributions of  $380,883 and a liability, representing the 2024 discretionary contribution, of  $181,529.

Notes to Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2024.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2024 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2023	24,022	$13.52
Reinvested dividend equivalents	96	19.79
Balance at June 30, 2024	24,118	$13.54
At June 30, 2024, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2024 was $0.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2024 to officers and directors amounted to $6,070,877, of which $209,500 was paid to non-employee directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2024, $2,345,857 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2024, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2024, the Fund recognized rental expense of  $189,745.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.
12. SUBSEQUENT EVENT
The Fund, pursuant to a voluntary tender offer approved by the Board of Directors on May 24, 2024, will purchase up to 10% of its outstanding shares at a price of 98% of NAV per share during the tender offer period of July 5, 2024 through August 2, 2024, unless extended. The repurchase of shares will reduce the number of shares outstanding and will impact the Fund’s net assets and net asset value per share in the subsequent reporting period. These impacts are dependent upon the results of the tender offer and cannot be determined until the expiration of the offer period. Management believes the tender offer aligns with the Fund’s strategy to enhance long-term shareholder value.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2024	June 30, 2023	Year Ended December 31,
			2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$20.56	$17.38	$17.38	$22.50	$20.06	$17.93	$14.89
Net investment income	0.06	0.08	0.17	0.19	0.17	0.20	0.20
Net realized gain (loss) and change in unrealized appreciation	3.17	2.63	4.40	(4.18)	5.42	3.01	4.31
Total from operations	3.23	2.71	4.57	(3.99)	5.59	3.21	4.51
Less distributions from:
Net investment income	(0.09)	(0.08)	(0.15)	(0.18)	(0.20)	(0.19)	(0.22)
Net realized gain	(0.01)	(0.02)	(1.15)	(0.89)	(2.78)	(0.84)	(1.20)
Total distributions	(0.10)	(0.10)	(1.30)	(1.07)	(2.98)	(1.03)	(1.42)
Capital share repurchases (note 5)	—	—	—	—	—	—	0.02
Reinvestment of distributions	—	—	(0.09)	(0.06)	(0.17)	(0.05)	(0.07)
Total capital share transactions	—	—	(0.09)	(0.06)	(0.17)	(0.05)	(0.05)
Net asset value, end of period	$23.69	$19.99	$20.56	$17.38	$22.50	$20.06	$17.93
Market price, end of period	$21.49	$16.81	$17.71	$14.54	$19.41	$17.29	$15.77

Total Investment Return (a)
Based on market price	22.0%	16.4%	31.2%	-19.8%	29.9%	16.4%	36.6%
Based on net asset value	15.8%	15.8%	27.5%	-17.3%	29.8%	18.8%	31.6%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$2,938	$2,415	$2,550	$2,101	$2,653	$2,227	$1,952
Ratio of expenses to average net assets	0.59%	0.62%	0.61%	0.54%	0.56%	0.60%	0.65%
Ratio of net investment income to average net assets	0.58%	0.85%	0.90%	0.98%	0.77%	1.12%	1.18%
Portfolio turnover	68.4%	81.5%	63.6%	67.7%	64.4%	58.7%	61.6%
Number of shares outstanding at end of period (in 000’s)	124,052	120,814	124,052	120,900	117,872	111,027	108,865

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.8%
Communication Services — 9.5%
Alphabet Inc. Class A	709,600	$129,253,640
Meta Platforms, Inc. Class A	148,700	74,977,514
Netflix, Inc. (b)	45,222	30,519,423
T-Mobile US, Inc.	72,000	12,684,960
Verizon Communications Inc.	515,500	21,259,220
Walt Disney Company	107,800	10,703,462
		279,398,219
Consumer Discretionary — 10.3%
Amazon.com, Inc. (b)	684,600	132,298,950
Booking Holdings Inc.	7,000	27,730,500
Home Depot, Inc.	41,500	14,285,960
McDonald’s Corporation	93,400	23,802,056
NIKE, Inc. Class B	211,100	15,910,607
O’Reilly Automotive, Inc. (b)	22,800	24,078,168
Tesla, Inc. (b)	134,700	26,654,436
Uber Technologies, Inc. (b)	357,200	25,961,296
Ulta Beauty, Inc. (b)	31,900	12,309,253
		303,031,226
Consumer Staples — 5.7%
Coca-Cola Company	144,000	9,165,600
Colgate-Palmolive Company	272,600	26,453,104
Consumer Staples Select Sector SPDR Fund	194,300	14,879,494
PepsiCo, Inc.	47,800	7,883,654
Philip Morris International Inc.	280,035	28,375,946
Procter & Gamble Company	70,249	11,585,465
Sysco Corporation	239,900	17,126,461
Target Corporation	120,300	17,809,212
Walmart Inc.	506,943	34,325,111
		167,604,047
Energy — 3.9%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	51,629,734
Chevron Corporation	89,500	13,999,590
Diamondback Energy, Inc.	90,600	18,137,214
Hess Corporation	92,600	13,660,352
Marathon Petroleum Corporation	99,837	17,319,723
		114,746,613

Schedule of Investments (continued)

June 30, 2024
(unaudited)
	Shares	Value (a)
Financials — 12.0%
Allstate Corporation	104,500	$16,684,470
American International Group, Inc.	367,000	27,246,080
Bank of America Corp.	1,105,368	43,960,485
Berkshire Hathaway Inc. Class B (b)	82,643	33,619,172
Charles Schwab Corp.	310,700	22,895,483
JPMorgan Chase & Co.	304,363	61,560,460
Marsh & McLennan Companies, Inc.	96,200	20,271,264
Mastercard Incorporated Class A	30,562	13,482,732
Morgan Stanley	258,669	25,140,040
PayPal Holdings, Inc. (b)	204,100	11,843,923
PNC Financial Services Group, Inc.	158,300	24,612,484
Visa Inc. Class A	195,161	51,223,908
		352,540,501
Health Care — 11.8%
AbbVie, Inc.	222,200	38,111,744
Cencora, Inc.	140,500	31,654,650
Cigna Corporation	86,900	28,726,533
Danaher Corporation	72,900	18,214,065
DexCom, Inc. (b)	128,057	14,519,103
Edwards Lifesciences Corporation (b)	228,100	21,069,597
Eli Lilly and Company	63,568	57,553,196
Health Care Select Sector SPDR Fund	67,100	9,779,825
Johnson & Johnson	101,200	14,791,392
Merck & Co., Inc.	86,400	10,696,320
Regeneron Pharmaceuticals, Inc. (b)	32,300	33,948,269
Thermo Fisher Scientific Inc.	52,700	29,143,100
UnitedHealth Group Incorporated	34,900	17,773,174
Zoetis, Inc. Class A	119,000	20,629,840
		346,610,808
Industrials — 8.0%
3M Company	120,600	12,324,114
General Dynamics Corporation	87,500	25,387,250
Hubbell Incorporated	55,400	20,247,592
Industrial Select Sector SPDR Fund	55,600	6,775,972
Leidos Holdings, Inc.	166,900	24,347,372
Parker-Hannifin Corporation	27,800	14,061,518
Pentair plc	180,800	13,861,936
Raytheon Technologies Corporation	173,300	17,397,587
Republic Services, Inc.	132,500	25,750,050
Trane Technologies plc	97,000	31,906,210
TransDigm Group Incorporated (b)	19,300	24,657,873
Union Pacific Corporation	87,200	19,729,872
		236,447,346

Schedule of Investments (continued)

June 30, 2024
(unaudited)
	Shares	Value (a)
Information Technology — 32.6%
Accenture plc Class A	26,819	$8,137,153
Adobe Inc. (b)	29,200	16,221,768
Advanced Micro Devices, Inc. (b)	233,800	37,924,698
Analog Devices, Inc.	112,000	25,565,120
Apple Inc.	1,010,100	212,747,262
Arista Networks, Inc. (b)	70,391	24,670,638
Broadcom Inc.	12,400	19,908,572
Cisco Systems, Inc.	261,900	12,442,869
Intuit Inc.	47,600	31,283,196
Lam Research Corporation	37,500	39,931,875
Micron Technology, Inc.	190,600	25,069,618
Microsoft Corporation	525,200	234,738,140
NVIDIA Corporation	1,611,000	199,022,940
Oracle Corporation	48,800	6,890,560
Salesforce, Inc.	62,800	16,145,880
Synopsys, Inc. (b)	50,100	29,812,506
Technology Select Sector SPDR Fund	74,400	16,831,512
		957,344,307
Materials — 2.1%
Avery Dennison Corporation	32,600	7,127,990
Freeport-McMoRan, Inc.	404,100	19,639,260
Linde plc	61,400	26,942,934
PPG Industries, Inc.	53,500	6,735,115
		60,445,299
Real Estate — 2.0%
CBRE Group, Inc. Class A (b)	118,700	10,577,357
Equinix, Inc.	19,500	14,753,700
Prologis, Inc.	141,000	15,835,710
Public Storage	58,400	16,798,760
		57,965,527
Utilities — 1.9%
Constellation Energy Corporation	13,200	2,643,564
DTE Energy Company	137,400	15,252,774
Entergy Corporation	100,700	10,774,900
NextEra Energy, Inc.	352,700	24,974,687
Vistra Corp.	15,200	1,306,896
		54,952,821
Total Common Stocks
(Cost $1,608,591,135)		2,931,086,714

Schedule of Investments (continued)

June 30, 2024
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.3%
Money Market Funds — 0.3%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 5.34% (e)	6,899,439	6,899,439
Northern Institutional Treasury Premier Portfolio, 5.15% (e)	1,593,857	1,593,857
Total Short-Term Investments
(Cost $8,493,986)		8,493,296
Total — 100.1%
(Cost $1,617,235,121)		2,940,046,010
Other Assets Less Liabilities — (0.1)%		(1,701,865)
Net Assets — 100.0%		$2,938,344,145

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the six months ended June 30, 2024, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	21,868	415,487	6,516,587	51,629,734
Total		$21,868	$415,487	$6,516,587	$52,095,734
The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
AbbVie, Inc.	$36,533,684	1.3%
Cigna Group	29,001,684	1.0
General Dynamics Corporation	25,503,713	0.9
PNC Financial Services Group, Inc.	24,935,883	0.8
Apple Inc.	24,870,238*	7.2
Charles Schwab Corp.	24,312,679	0.8
Analog Devices, Inc.	21,803,163	0.9
NIKE, Inc. Class B	21,413,731	0.5
Hubbell Incorporated	21,042,360	0.7
Edwards Lifesciences Corporation	20,751,420	0.7
Marsh & McLennan Companies, Inc.	19,495,027	0.7
RTX Corporation	18,768,685	0.6
Danaher Corporation	18,314,631	0.6
Sysco Corporation	18,135,384	0.6
Allstate Corporation	17,279,712	0.6
Target Corporation	17,130,434	0.6
Leidos Holdings, Inc.	17,067,927	0.8
Broadcom Inc.	16,990,443	0.7
Equinix, Inc.	16,680,364	0.5
Freeport-McMoRan, Inc.	15,869,088	0.7

Reductions
S&P Global, Inc.	33,339,696	—
Procter & Gamble Company	29,847,228	0.4
Merck & Co., Inc.	29,270,329	0.4
Chubb Limited	27,485,723	—
UnitedHealth Group Incorporated	27,464,552	0.6
Accenture plc Class A	27,372,644	0.3
Quanta Services, Inc.	27,351,076	—
Comcast Corporation Class A	26,217,294	—
Mastercard Incorporated Class A	24,611,938	0.5
Boeing Company	23,960,457	—
Ingersoll Rand Inc.	23,851,692	—

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Lockheed Martin Corporation	$21,121,759	—%
Becton, Dickinson and Company	20,552,448	—
Elevance Health, Inc.	18,454,894	—
Salesforce, Inc.	18,335,446	0.5
Skechers U.S.A., Inc. Class A	17,828,580	—
Digital Realty Trust, Inc.	16,753,388	—
Exxon Mobil Corporation	15,389,006	—

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest net additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2014	$1,527,773	96,287	$15.87	$13.68	$.20	$.98	$—	$1.18	8.8%
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1
June 30, 2024	2,938,344	124,052	23.69	21.49	.09	.01	—	.10	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment effective from 2011 through June 2024.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on March 25, 2024. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	87,929,403	13,653,193
Frederic A. Escherich	82,721,444	18,861,152
James P. Haynie	87,924,034	13,658,562
Mary Chris Jammet	87,706,903	13,875,692
Lauriann C. Kloppenburg	87,666,706	13,915,889
Jane Musser Nelson	87,621,608	13,960,988
Mark E. Stoeckle	78,011,063	23,571,533
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2024 was approved with 97,704,871 votes for, 2,136,649 votes against, and 1,741,075 shares abstaining.

Other Information

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund’s transfer agent, Equiniti Trust Company, LLC (“EQ”): https://equiniti.com/us/ast-access
Shareholders using brokerage accounts should contact their brokers.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2024 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(877) 260-8188
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/24-1/31/24	0	$--	0	4,828,818
2/1/24-2/29/24	0	--	0	4,828,818
3/1/24-3/31/24	0	--	0	4,828,818
4/1/24-4/30/24	0	--	0	4,828,818
5/1/24-5/31/24	0	--	0	4,828,818
6/1/24-6/30/24	0	--	0	4,828,818
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

On June 2, 2024, the Board of Directors adopted updated requirements related to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors. The Amended and Restated Bylaws ("Bylaws"), filed as an attachment to the registrant's Form 8-K filed on June 6, 2024, include updates to director nominee qualifications and related disclosure and certification requirements required in shareholder nominee submissions. The Bylaws clarify experience and service standards for director nominees, including matters related to conduct and fiduciary responsibilities. The changes also clarify related disclosure and certification requirements in shareholder nominee submissions.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	August 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	August 1, 2024

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	August 1, 2024